Assets Held for Sale	12 Months Ended
Dec. 31, 2022
Assets Held for Sale
Assets Held for Sale

33. Assets Held for Sale

In the third quarter of 2022, the company reclassified the assets and liabilities related to its United Kingdom (U.K.) operations, including its interests in Buzzard and Rosebank located in the U.K. sector of the North Sea. The U.K. operations are reported within the Exploration and Production segment.

Subsequent to the fourth quarter of 2022, on March 2, 2023, the company reached an agreement for the sale of its U.K. operations for gross proceeds of approximately $1.2 billion, including a contingent consideration of approximately $338 million, before closing adjustments and other closing costs. The sale is pending regulatory approval, and is expected to close in mid-2023.

The table below details the assets and liabilities held for sale as at December 31, 2022:

($ millions)
Assets
Currents assets	83
Property, plant and equipment, net	364
Exploration and evaluation	239
Total Assets	686
Liabilities
Current liabilities	(241)
Provisions	(217)
Total Liabilities	(458)

Net Assets	228

Subsequent to the fourth quarter of 2022, the company completed the sale of its wind and solar assets (Forty Mile, Adelaide, Magrath and Chin Chute) for gross proceeds of approximately $730 million, before closing adjustments and other closing costs, resulting in an estimated after-tax gain on sale of approximately $260 million. The company completed the sale of its Forty Mile and Adelaide assets on January 3, 2023 and its Magrath and Chin Chute assets on January 10, 2023. The renewable energy business is reported within the Corporate segment.

The table below details the assets and liabilities held for sale as at December 31, 2022:

($ millions)
Assets
Current assets	62
Property, plant and equipment, net and intangible assets	438
Total Assets	500
Liabilities
Current liabilities	(32)
Other long-term liabilities and provisions	(40)
Total Liabilities	(72)

Net Assets	428